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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 28, 2004

                                ABLE ENERGY, INC.
                                -----------------
             (Exact name of registrant as specified in its charter)


          Delaware                  001-15035              22-3520840
----------------------------    ------------------    ---------------------
(State or other jurisdiction       (Commission           (IRS Employer
     of incorporation)             File Number)        Identification No.)


                 198 Greenpond Road, Rockaway, New Jersey 07866
                 ----------------------------------------------
              (Address of principal executive offices and Zip Code)

        Registrant's telephone number, including area code (973) 625-1012

                                   Copies to:
                             Darrin M. Ocasio, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 8.01 OTHER EVENTS

     Able Energy, Inc.'s (the "Company") common stock is traded on the Nasdaq National Market. The Company hereby invokes the exemption available to "controlled companies" pursuant to NASD Rule 4350(c)(5). Rule 4350(c)(5) exempts a "controlled company" from the independent directors requirements of NASD Rule 4350(c). A "controlled company" is a company of which more than 50% of the voting power is held by an individual, a group or another company. Rule 4350(c)(5) requires that a controlled company relying on this exemption disclose that it is a controlled company and the basis for such determination.

     The Company is a controlled company as defined pursuant to Rule 4350(c)(5) because an individual shareholder owns more than 50% of the Company's outstanding common stock. Accordingly, the Company is relying upon the exemption available to "controlled companies" pursuant to Rule 4350(c)(5).

     The following is a list of security ownership of certain beneficial owners and management of the Company for the year ended June 30, 2004.

-------------------------------- ---------------------- ---------------------
                                    NUMBER OF SHARES          APPROXIMATE %
                                      BENEFICIALLY         OF COMMON STOCK**
NAME*                                     OWNED
-------------------------------- ---------------------- ---------------------
Timothy Harrington                           1,007,300            50.4%
-------------------------------- ---------------------- ---------------------
Christopher Westad                               2,000             1.0%
-------------------------------- ---------------------- ---------------------
All Officers and Directors as a              1,009,300            51.4%
Group (2 persons)
-------------------------------- ---------------------- ---------------------

* Except as noted above, the address for the above identified officers and directors of the Company is c/o Able Energy, Inc., 198 Green Pond Road, Rockaway, New Jersey 7866.

** Percentages are based upon the assumption that the shareholder has exercised all of the currently exercisable options he or she owns which are currently exercisable or exercisable within 60 days and that no other shareholder has exercised any options he or she owns.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           ABLE ENERGY, INC.


Date: October 28, 2004                     /s/ Christopher Westad
                                           -------------------------------------
                                           President and Chief Financial Officer